Contingent liabilities	12 Months Ended
Jun. 30, 2022
Contingent liabilities
Contingent liabilities

OTHER DISCLOSURES

36	Contingent liabilities
36.1	Litigation

Construction disputes — Fischer Tropsch Wax Expansion Project in Sasolburg (FTWEP)

After the conclusion of construction of FTWEP at the Sasol One site in Sasolburg, a number of contractual claims were instituted by some contractors who were involved in the construction and project management relating to this project. Certain of these claims have already been resolved, either through settlement between the parties or through the contractual dispute resolution process. The Fluor SA (Pty) Ltd matter is still ongoing.

Fluor SA (Pty) Ltd — FTWEP

Fluor claimed a total amount of R486 million plus interest. This claim is based on the nature and quantification of Fluor’s alleged entitlement to a change to the prices and completion dates for delayed access. The claim was referred to adjudication. The adjudicator rejected Fluor’s entire claim. Subsequently, Fluor has referred its claim for Arbitration.

The Parties have agreed on the appointment of the arbitrator as well as the time schedule for the filing of pleadings in the Arbitration matter. Fluor filed its Statement of Claim on 14 December 2016 and Sasol was scheduled to file its Statement of Defence during May 2017.

However, Sasol raised certain objections to the Fluor Statement of Claim as Fluor included certain elements in the claim which were not part of the adjudication of the claim. These objections were adjudicated on 21 June 2017. The Arbitrator ruled that Sasol is not allowed to proceed with the formal objections but that they should be dealt with in Sasol’s Statement of Defence.

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Sasol filed its Statement of Defence and instead of Fluor filing its replication (and despite Sasol’s previous objections), Fluor amended its Statement of Claim once again. This amendment was filed without notice or leave from the Arbitrator. The amendments made changes to the way in which Fluor now argues the matter. The amendment also changes the capital amount claimed to a lesser amount, being R448 million plus interest. Sasol filed its objection to this late amendment on 22 January 2018. The objection hearing was held on 12 March 2018. The Arbitrator dismissed the objection by Sasol. Sasol accordingly filed its amended Statement of Claim on 26 April 2018.

On the 12 March 2019, Fluor filed and served a further amendment to its Statement of Claim in terms of which a further reduction in the quantum is being claimed. Fluor now claims an amount of R384 million (alternatively the amount of R407 million based on an alternative assessment of its claim). The expert report, filed shortly after the amended statement of claim indicated a further reduction in the amount claimed by Fluor. Based on the expert report the quantum claimed by Fluor reduced to R305 million alternatively R306 million. The Arbitration commenced in October 2020 however the hearing did not conclude. Hearing of Sasol’s expert evidence took place on the 12th and 13th of April 2021. Fluor advised that the presentations constitute new evidence not previously addressed and or raised during the expert engagements and Fluor is prejudiced by not having been able to prepare for cross examination on the “new evidence”. The Arbitration hearing was accordingly stayed until 28 June 2021 to provide Fluor the opportunity to prepare for Cross Examination of Sasol’s experts. During the second week of the Arbitration hearing, we were advised that Fluor’s counsel would not be able to continue with his cross examination of Sasol’s expert witness. The Arbitration main hearing has concluded with the only outstanding business being the hearing of final legal arguments. Fluor filed its Heads of Argument during May 2022 wherein Fluor abandoned a large portion of its claim and now seeks compensation in the sum of R289,1 million, alternatively R289,6 million and an extension of time of only 147 days. Sasol Filed its Heads of Argument during June 2022 and the parties are in process of attempting to agree on when final legal arguments are to be made.

Sasol believes that Fluor’s original claim, including the amended claims are not justified. This view is supported by Sasol’s independent experts.

Accordingly, no provision was created at 30 June 2022.

Dispute of dismissal during unprotected strike — Sasol Mining (Pty) Ltd

During 2009, the applicants in this matter were charged for participating in an unprotected sit-in, threatening and forcing others to participate in an unprotected strike and for assaulting or attempting to assault others and sitting in underground during an unprotected strike and subsequently dismissed. The applicants disputed their dismissal.

The Labour Court gave judgment in this matter on 19 September 2019 and ruled against Sasol Mining. It was directing the employer to reinstate the employees based on substantial unfairness and procedural fairness. Retrospective payment of remuneration was ordered in different categories, ranging from one to two years’ back-pay. The legal team and external counsel received a mandate from management to appeal the judgment and papers were filed on 11 October 2019 in this regard.

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Sasol Mining successfully applied for leave to appeal the ruling. The appeal was heard on 24 March 2021. Sasol Mining presented a settlement proposal on request by the Judge President of the Labour Court which provided for a lump sum payment in full and final settlement of all claims which was rejected by the Respondents. The Respondents’ counteroffer was subsequently rejected by Sasol Mining insofar as it required reinstatement of certain employees, payment of 24 months’ salary to the Respondents as well as the Respondents’ Inzalo benefits. The Labour Appeal Court was informed that the parties were unable to settle the matter. The Labour Appeal Court’s ruling was subsequently received and the appeal was successful.

In light of the court’s ruling and the matter being finalised, no provision was recognised at 30 June 2022.

Dispute by Solidarity Trade Union relating to Sasol Khanyisa share scheme

Solidarity referred a dispute relating to the Sasol Khanyisa share scheme to the Commission for Conciliation, Mediation and Arbitration (CCMA) on 17 December 2017, where after conciliation proceedings commenced on 11 January 2018. On 5 February 2018, Sasol received a letter from Solidarity demanding a payment to their members (non-qualifying employees for Phase 2 of Khanyisa) equal to “the market value of the Sasol Khanyisa shares which qualifying employees will be entitled to within seven days after such entitlement (2028) or payment to each member of R500 000 by the end of December 2018.” A second referral to the CCMA was received on 8 March 2018, conciliation was attempted on two occasions, on 9 and 25 May 2018, but was unsuccessful and a certificate to this effect was issued on 14 June 2018. This would entitle Solidarity to conduct a lawful strike provided picketing rules are in place.

On 25 October 2018, Solidarity served Sasol with its referral of the dispute to the CCMA in terms which Solidarity seeks the dispute be conciliated as an unfair discrimination matter. If unsuccessfully conciliated by the CCMA, it will be referred to the Labour Court for adjudication. This process was originally proposed by Sasol, but unheeded by Solidarity. The matter was referred to the CCMA and was subsequently certified as unresolved in February 2019. On 6 May 2019, Sasol received Solidarity’s statement of claim filed with the Labour Court in Johannesburg. Sasol filed its replying documentation to Solidarity’s statement of claim on the last day of July 2019. Subsequently the Judge President of the Labour Court invited Sasol and three other respondents (PPC, ArcelorMittal and Minopex) in three other cases where Solidarity is the Applicant on similar grounds, to meet. The purpose of the meeting was to make attempts to consolidate the disputes and set a stated case (combined version setting out the dispute) to afford the court to save time by hearing similar matters simultaneously. The various legal teams gathered at a meeting during the first week of October 2019 and a draft Statement of Case was prepared. The Labour Court was scheduled to hear the matter on 17 September 2020 in Johannesburg.

A few weeks prior to this hearing, the prepared Statement of Case formulation was amended by Solidarity and the other parties unsuccessfully objected to the amended wording. Sasol and the parties, save for PPC who had the date of 17 September 2020 allocated to them originally, decided to withdraw and apply for separate dates to foster their cases individually. No new date has been received yet, and since Solidarity is the applicant in this matter, it will be responsible for the application of dates. The Labour Court recently issued a directive to prepare a pre-trial minute to be filed with the registrar alternatively to appear before a judge of the Labour Court on 10 August 2022. The parties filed the pre-trial minute and are awaiting the allocation of the trial date.

Due to the current status of the matter no provision was recognised at 30 June 2022.

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36.1	Litigation continued

Legal review of Sasol Gas National Energy Regulator of South Africa (NERSA) maximum price decision and NERSA gas transmission tariff application (March 2013)

Pursuant to the 2013 NERSA decisions approving the Sasol Gas maximum gas prices and transmission tariffs, Sasol Gas implemented a standardised pricing mechanism in its supply agreements with customers in compliance with the applicable regulatory and legal framework. NERSA approved further maximum gas prices and transmission tariffs based on the same pricing and tariff mechanisms in November 2017.

Following a judicial review of the 2013 NERSA maximum gas price decision, the Constitutional Court of South Africa (Constitutional Court), on 15 July 2019 overturned the NERSA decision and referred the matter back to NERSA. The court confirmed that the new decision to be taken by NERSA regarding the maximum gas price would apply retrospectively from 26 March 2014 when the original decisions (now overturned) became effective.

The November 2017 NERSA Maximum gas price decision relating to the period from July 2017 was based on the same principles as the 2013 decision. Following a legal review application by the Industrial Gas Users Association of Southern Africa (IGUA-SA), whose members include a number of large gas customers, this NERSA decision was overturned on 3 May 2021. Accordingly, the new 2021 maximum gas price decision by NERSA will apply to this period as well.

Following the above mentioned outcome of the appeal to the Constitutional Court, NERSA must approve new maximum gas prices for Sasol in terms of the provisions of the Gas Act. After a public consultation process in which Sasol participated, NERSA, during April 2020, adopted a new maximum gas price methodology, which was published by NERSA in June 2020. Pursuant to the Sasol Gas price application submitted to NERSA in December 2020, NERSA, on 6 July 2021 published its maximum gas price decision in which it approved maximum gas prices for Sasol Gas for the period from 2014 up to 2021 and determined how the maximum prices are to be determined for 2022 and 2023. With effect from 1 September 2021 Sasol Gas adopted a revised actual gas price methodology in terms of its supply agreements with customers in order to comply with the new NERSA maximum gas price decision.

The future implementation of the new NERSA approved maximum gas price could have a material adverse effect on our business, operating results, cash flows and financial condition. Because the new maximum gas prices approved by NERSA for the period of the overturned decision is lower than the actual price charged to a large number of Sasol Gas’ customers, a retrospective liability may arise for Sasol Gas when customers institute claims for compensation based on the differences between the new approved maximum gas prices and actual gas prices historically charged by Sasol Gas. Sasol Gas raised a provision of R1,6 billion as at 31 December 2021 (30 June 2021: R1,4 billion) in respect of these anticipated claims by customers. In May 2022 Sasol Gas pro-actively approached its customers with a bespoke settlement offer for each affected customer to resolve this retrospective liability. By 30 June 2022 final and provisional settlements with an aggregate value of R1,3 billion have been reached with customers, which refunds were credited to the customer accounts. The remaining R400 million of the anticipated liability was reflected as an accrued expense as at 30 June 2022. Sasol Gas will endeavour to resolve the remaining disputes regarding the retrospective liability from the 2021 NERSA Maximum Gas Price decision as expeditiously as possible.

In December 2021 IGUA-SA launched a legal review application in which it seeks to overturn the maximum gas price decision by NERSA as published at the start of July 2021 approving Maximum Gas Prices for Sasol Gas for the period from 2014 – 2023. Both NERSA and Sasol Gas are cited in this further litigation. The applicant alleges that the NERSA decision is unreasonable and irrational as the decision does not mimic a competitive market and fails to comply with the directives contained in the abovementioned Constitutional Court decision.

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NERSA and Sasol Gas will oppose the application. The current 2021 NERSA maximum gas price decision remains in force until such time as it is set aside (if at all) by a competent court and NERSA makes a new decision. The legal obligations for Sasol Gas flowing from the existing decision accordingly also remain unaffected by this application pending the decision of the court.

Sasol Oil (Pty) Ltd & Total South Africa (Pty) Ltd v Transnet SOC Ltd – Crude Oil Transportation Tariff dispute

Sasol Oil uses Transnet Pipelines to transport crude oil to NATREF for processing and is charged for this service at a specific crude oil tariff per liter. This tariff was historically determined through a commercial agreement between the Parties, which agreement also included the so-called Variation Agreement relating to the inland nature of the NATREF refinery. After the tariffs started to be determined by NERSA in terms of the Petroleum Pipelines Act, 2003 (Act 60 of 2003) a dispute arose between the parties regarding the tariff applicable to the conveyance of crude oil.

On 18 September 2017, Sasol Oil issued summons against Transnet SOC Limited (“Transnet”) for payment in the amount of R1 billion this being the difference between the transportation costs that should have been charged by Transnet in terms of the Variation Agreement compared to the tariffs that were actually charged by Transnet in terms of the NERSA approved tariffs. The NERSA approved tariffs do not distinguish between the tariff for crude oil and the tariff for refined products. Total South Africa (Pty) Ltd (Total) instituted legal proceedings of a similar nature against Transnet in 2013.

Transnet defended the matter. Sasol Oil and Total’s actions have been consolidated. Certain issues in the consolidated matter have already been decided by the High Court in 2015 and the Supreme Court of Appeal (“SCA”) in 2016.

Transnet ultimately acknowledged the existence and the conclusion of the Variation Agreement, which it previously denied, and it then gave notice of cancellation of the Variation Agreement.

Certain separated issues in the ongoing litigation were argued by the Parties on 17 September 2020 and on 9 October 2020, the High Court made an order in favour of both Sasol Oil and Total that (i) Transnet’s special plea regarding the formulation by Sasol Oil and Total of their damages claim was dismissed; (ii) Transnet’s purported cancellation of the Variation Agreement was declared invalid and ineffectual; (iii) Transnet is bound by and is obliged to perform in terms of the Variation Agreement; (iv) Transnet’s separated defences raised regarding location advantage and the public law defences were dismissed; and (v) a cost order against Transnet.

Transnet’s application for leave to appeal the judgment was dismissed by the High Court on 21 November 2020 with costs.

Transnet subsequently petitioned the SCA to be granted special leave to appeal to the SCA, alternatively the Full Bench of the High Court. Transnet’s appeal was limited to two of the aforesaid findings, namely (i) that the High Court erred in finding that Transnet’s termination of the Variation Agreement was invalid and ineffectual and (ii) that the High Court erred in not finding that Sasol’s and Total’s claims did not disclose a cause of action. Sasol Oil and Total opposed Transnet’s application and on 15 March 2021 the SCA dismissed Transnet’s application with costs.

On 7 April 2021, Transnet approached the Constitutional Court with an application for leave to appeal. Sasol Oil and Total opposed the application and it was heard by the court on 16 November 2021.

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The Constitutional Court handed down judgment on 21 June 2022:

●	The Constitutional Court did not grant Transnet leave to appeal on the cause of action issue as it did not engage the Court’s jurisdiction of general public importance. In the circumstances, Sasol and Total’s contractual damages claims following Transnet’s breach of the Variation Agreement remain intact at least until the Variation Agreement was validly terminated, which the Court held was 13 September 2020 (see below). Sasol Oil will now take next steps in the legal proceedings to deal with the quantum of its contractual damages claim in the High Court;
●	The Constitutional Court granted Transnet leave to appeal in respect of the termination issue, allowed Transnet’s appeal and declared that the Variation Agreement was terminable, was terminated validly and came to an end on 13 September 2020. The Constitutional Court set aside the High Court’s order in so far as it related to the termination issue.

After the High Court judgement mentioned above, Sasol Oil and Total proceeded to apply their own calculation of the corrected crude oil tariff in line with the High Court judgment and made payment for crude oil conveyance from December 2020 in accordance with this calculation. The calculation has been adjusted for each tariff year. These payments are at the reduced tariff and therefore constitute a shortfall to Transnet in respect of the tariff invoiced by Transnet over this period. The aggregate amount of these short payments by Sasol Oil is R624 million up to 30 June 2022. At the time Transnet indicated that it accepts these payments under protest. Following the Constitutional Court judgment Transnet has demanded the payment by Sasol Oil of the short payment amount and issued summons against Sasol Oil claiming such payment. As at 30 June 2022 Sasol Oil has provided for the amount of R624 million.

In consultation with counsel Sasol Oil is considering the viability of a possible review application to challenge the NERSA tariff decisions, inter alia on the grounds of the alleged discrimination due to the failure to distinguish between the conveyance of crude oil vs other petroleum products. The impact of such possible litigation on the previous short-payments and whether or not there remains a legal basis for Sasol Oil to continue with the short-payments until the tariff dispute is either resolved through litigation or by agreement between the Parties. Transnet and Sasol Oil have also commenced engagements to endeavour to find a commercial resolution to the ongoing disputes. Sasol Oil will in parallel also take the necessary steps to proceed with the quantum part of litigation relating to the damages claim.

Securities class action against Sasol Limited and some of its current and former executive directors

A class action lawsuit was filed against Sasol Limited and several of its current and former officers in a Federal District Court in New York (the Court).

The lawsuit alleges that Sasol violated U.S. federal securities laws by allegedly making false or misleading public statements regarding the LCCP between 2015 and 2020, specifically with respect to timing, costs, and control procedures, (refer to the Group’s annual financial statements for the year ended 30 June 2020).

The Court dismissed the claims based on alleged misrepresentations about the effectiveness of internal controls over financial reporting and the management of the LCCP but found that the portions of the case related to the allegations of violations of U.S. securities laws based on alleged misrepresentations about LCCP cost estimates and schedules could move forward.

On 30 October 2020, Sasol filed a Motion for Reconsideration of the Court’s order denying Sasol’s Motion to Dismiss. On 15 December 2020 Sasol filed a supplemental brief in support of its Motion. Plaintiffs filed an opposition on 19 January 2021, and Sasol filed a reply on 1 February 2021. On 7 July 2021 the Court denied Sasol’s motion and ordered the parties to file a revised proposed scheduling order as to the discovery. The Discovery Schedule was submitted on 9 August 2021 to the Court for its approval.

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36.1	Litigation continued

It is important to also note that Sasol’s Directors and Officers insurance carriers have indicated coverage under the policy for this matter. Pursuant to a mediation process, the parties have reached a settlement in this matter which settlement was approved by the court on 18 August 2022, bringing this matter to a close.

Other litigation and tax matters

From time to time, Sasol companies are involved in other litigation and similar proceedings in the normal course of business.

A detailed assessment is performed on each matter and a provision is recognised where appropriate. Although the outcome of these proceedings and claims cannot be predicted with certainty, the company does not believe that the outcome of any of these cases would have a material effect on the group’s financial results.

36.2	Competition matters

Sasol continuously evaluates its compliance programmes and controls in general, including its competition law compliance programmes and controls. As a consequence of these compliance programmes and controls, including monitoring and review activities, Sasol has adopted appropriate remedial and/or mitigating steps, where necessary or advisable, lodged leniency applications and made disclosures on material findings as and when appropriate. These ongoing compliance activities have already revealed, and may still reveal, competition law contraventions or potential contraventions in respect of which we have taken, or will take, appropriate remedial and/or mitigating steps including lodging leniency applications.

36.3	Environmental orders

Sasol’s environmental obligation accrued at 30 June 2022 was R17 207 million compared to R16 196 million at 30 June 2021.

Although Sasol has provided for known environmental obligations that are probable and reasonably estimable, the amount of additional future costs relating to remediation and rehabilitation may be material to results of operations in the period in which they are recognised. It is not expected that these environmental obligations will have a material effect on the financial position of the group.